                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                       SALANT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                               SALANT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 13, 1997

                            ------------------------

To the Stockholders of Salant Corporation:

    The Annual Meeting of Stockholders of Salant Corporation ("Salant") will be held at the offices of Salant, 36th Floor, 1114 Avenue of the Americas, New York, New York on Tuesday, May 13, 1997, at 10:00 a.m., New York City time, for the following purposes:

        (1) Electing four directors for terms ending at the 2000 Annual Meeting of Stockholders;

        (2) Approving the Amended and Restated 1996 Stock Plan;

        (3) Ratifying the appointment of Deloitte & Touche LLP as independent auditors for Salant for the fiscal year ending January 3, 1998; and

        (4) Transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The close of business on March 24, 1997 has been fixed as the record date for the determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    Stockholders, whether or not they expect to attend the Annual Meeting personally, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage. Stockholders may revoke their proxy at any time before it is voted by filing with the Secretary of Salant a written revocation or a proxy bearing a later date, or by attending and voting at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          TODD KAHN

                                          Secretary

New York, New York

April 1, 1997

                               SALANT CORPORATION

                          1114 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10036

                            ------------------------

                                PROXY STATEMENT

                                 APRIL 1, 1997

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished to holders of common stock, par value $1.00 per share (the "Common Stock"), of Salant Corporation (the "Company" or "Salant") in connection with the solicitation by the Company of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, May 13, 1997 (the "Annual Meeting"), or any adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation of proxies by mail, some of the officers, directors, and/or regular employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegraph, facsimile or in person. Proxies may also be solicited by ChaseMellon Shareholder Services at a cost of approximately $3,200 plus out-of-pocket expenses. The Company will, upon request, reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in forwarding proxy material to their principals. The Company's principal executive offices are located at 1114 Avenue of the Americas, New York, New York 10036, and its telephone number is (212) 221-7500. The mailing of this Proxy Statement to stockholders of the Company will commence on or about April 1, 1997.

    Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. On matters brought before the Annual Meeting as to which a choice has been specified by stockholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted (i) FOR the election of the four nominees for directors listed in this Proxy Statement, (ii) FOR the approval of Salant Corporation Amended and Restated 1996 Stock Plan (the "Amended 1996 Stock Plan"), which, among other things, increases the number of stock options, stock appreciation rights and restricted stock issuable pursuant to the 1996 Stock Plan from 600,000 shares of Common Stock to 800,000 shares of Common Stock and (iii) FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for its fiscal year ending January 3, 1998. Directors listed in this Proxy Statement will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. The Amended 1996 Stock Plan and the ratification of the appointment of Deloitte & Touche LLP will be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting. Other business, if any, brought before the Annual Meeting shall be voted FOR or AGAINST by the persons designated to vote the proxies as they, in their discretion, determine.

    A stockholder may revoke a proxy by delivering notice in writing or a later dated proxy to the Secretary of the Company, in either case, at any time before it is voted. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who wish to vote in person at the Annual Meeting despite execution of a proxy should contact the Secretary of the Company.

    Only stockholders of record on March 24, 1997 are entitled to vote at the Annual Meeting. At that date, Salant had outstanding and entitled to vote 14,780,082 shares of Common Stock held by 1,181 stockholders of record. For information regarding the current ownership of Common Stock by the Company's principal stockholders and management, see "Security Ownership of Principal Stockholders" and "Security Ownership of Management" herein.

    A copy of the Annual Report to Stockholders for the fiscal year ended December 28, 1996 (the "1996 fiscal year") accompanies this Proxy Statement.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    Prior to March 24, 1997, Salant's Board of Directors consisted of ten members, divided into three classes, the first class consisting of three members, the second class consisting of three members and the third class consisting of four members. On March 24, 1996, the Board determined to increase its membership from ten to eleven directors by adding a director to the first class. The term of office of the first class ("Class One") elected at this Annual Meeting will expire at the 2000 Annual Meeting; the term of the second class ("Class Two") will expire at the 1999 Annual Meeting; and the term of the third class ("Class Three") will expire at the 1998 Annual Meeting.

    The names, principal occupations (currently and for at least the preceding five years) and other information concerning nominees proposed for election to the Board of Directors and continuing directors are presented below. All of the nominees for the office of director are currently directors of Salant and each has served continuously since the year indicated. Proxies will be voted for all such nominees, unless marked to the contrary.

    Salant believes that each nominee will serve as a director, but should any such nominee be unable to serve as a director or withdraw from nomination, proxies will be voted for the election of such substitute nominee as the Board of Directors may propose.

NOMINEES FOR THE TERM ENDING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS

    Nicholas P. DiPaolo, age 55, had been Chairman of the Board of Directors, President and Chief Executive Officer of Salant since September 20, 1993. As of April 1, 1997, he resigned the positions of President and Chief Executive Officer and is currently the Chairman of the Board of Directors. From March 1991 to September 1993, he was President and Chief Executive Officer. Mr. DiPaolo has served as a director of the Company since September 1989.

    Jerald S. Politzer, age 51, joined the Company as a director on March 24, 1997 and Chief Executive Officer commencing April 1, 1997. From July 1989 to November 1996 he had been Executive Vice President of Melville Corporation, a diversified retailer. Mr. Politzer is a director of Norton McNaughton, Inc., a manufacturer of women's apparel.

    Harold Leppo, age 60, has been an independent retail consultant for more than the past five years. Mr. Leppo is a director of Bradlees Inc., an operator of discount stores; Filene's Basement, an operator of retail clothing stores; Napier Co., a jewelry manufacturer; and Royce Hosiery Mills, Inc., a hosiery manufacturer. Mr. Leppo has served as a director of the Company since September 1993.

    Edward M. Yorke, age 38, has been an officer, since 1992, of Apollo Advisors, L.P., which, together with an affiliate, serves as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds. AIF II, L.P. is the general partner of Apollo Apparel Partners, L.P. ("Apollo Apparel"), the largest stockholder of Salant. From 1990 to 1992, Mr. Yorke was a vice president in the high yield capital markets group of BT Securities Corp. Mr. Yorke is a director of Aris Industries, Inc., an apparel manufacturer; Big Flower Press, Inc., a commercial printer; and Telemundo Group, Inc., an operator of television stations. Mr. Yorke has served as a director of the Company since September 1993.

CONTINUING DIRECTORS

    Robert H. Falk, age 58, has been a principal, since April 1992, of Apollo Advisors, L.P., which, together with an affiliate, serves as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds. AIF II, L.P. is the general partner of Apollo Apparel, the largest stockholder of Salant. Mr. Falk is a director of Converse, Inc., a manufacturer of athletic and leisure footwear; Culligan Water Technologies, Inc., a manufacturer of water purification and treatment products; and Samsonite Corporation, a luggage manufacturer. Mr. Falk has served as a director of the Company since May 1996.

    Ann Dibble Jordan, age 62, has been an independent consultant for the last five years. Ms. Dibble Jordan is a director of Johnson & Johnson Corporation, a manufacturer and marketer of consumer healthcare products; The Travelers Corporation, a financial services and insurance firm; The Hechinger Company, a retailer of home improvement products; and Automatic Data Processing, Inc., a computer services company. Ms. Dibble Jordan has served as a director of the Company since September 1993.

    Robert Katz, age 30, has been associated since 1990 with and is an officer of Apollo Advisors, L.P., which, together with an affiliate, serves as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds. AIF II, L.P. is the general partner of Apollo Apparel, the largest stockholder of Salant. Mr. Katz is a director of Aris Industries, Inc., an apparel manufacturer; and Vail Resorts Inc., a resort operator. Mr. Katz has served as a director of the Company since August 1995.

    John S. Rodgers, age 67, is an independent consultant. From September 1993 until July 1995, Mr. Rodgers was Executive Vice President, Secretary and Senior Counsel of Salant. Prior to that time, Mr. Rodgers was Chairman of the Board of Directors of the Company since March 1991. Prior to June 1993, Mr. Rodgers had been General Counsel for more than the previous five years and prior to August 1995 he had been Secretary for more than the previous five years. Mr. Rodgers has served as a director of the Company since 1973.

    Craig M. Cogut, age 43, is the principal of Pegasus Financial, L.L.C., an investment firm founded in July 1995. Mr. Cogut was one of the founding principals of Apollo Advisors, L.P., which acts as managing general partner of Apollo Investment Fund, L.P. and AIF II, L.P., securities investment funds. AIF II, L.P. is the general partner of Apollo Apparel, the largest stockholder of Salant. Mr. Cogut is a director of Envirotest Systems Corp., an emission testing firm; and Gillett Holdings, Inc., an operator of television stations. Mr. Cogut has served as a director of the Company since September 1993.

    Bruce F. Roberts, age 73, has been Executive Director of the Textile Distributors Association, a trade association, from September 1990. Prior to that time, Mr. Roberts was Senior Vice President--Corporate Relations at Spring Industries, a textile manufacturer. Mr. Roberts has served as a director of the Company since September 1993.

    Marvin Schiller, age 63, was Managing Director of A. T. Kearney, Inc., a management consulting firm, from May 1983 until his retirement as of January 1995. Dr. Schiller is a director of Alpine Lace Brands, Inc., a manufacturer of low fat cheese; LePercq-Istel Fund, Inc., a mutual fund; and Strategic Agricultural Management Corp., a software developer and marketer. Dr. Schiller has served as a director of the Company since 1983.

OTHER INFORMATION REGARDING THE DIRECTORS

    During the 1996 fiscal year, there were seven meetings of the Board of Directors. Directors who are not employees of Salant are paid an annual retainer of $13,000 and an additional fee of $600 for attendance at each meeting of the Board or of a committee of the Board (other than the Executive Committee) as well as $5,000 per year for service on the Executive Committee, $3,000 per year for service on the Audit Committee, $2,000 per year for service on the Compensation Committee, $2,000 per year for service on the Qualified Plan Committee and $1,000 per year for service on the Nominating Committee. In addition, the Chairman of each Committee is paid an annual fee of $1,000. During the 1996 fiscal year, none of the directors attended fewer than 75 percent of the aggregate number of meetings held by (i) the Board during the period that he or she served as a director, with the exception of Mr. Falk and (ii) the Committees of which he or she was a member during the period that he or she served on these Committees.

    The Board has established five standing committees to assist it in the discharge of its responsibilities.

    The Executive Committee met three times during the 1996 fiscal year. The members of the Committee are Messrs. DiPaolo and Schiller, and as of May 14, 1996, Mr. Yorke. The Committee, to the extent permitted by law, may exercise all the power of the Board during intervals between meetings of the Board.

    The Audit Committee met four times during the 1996 fiscal year. The members of the Committee are Messrs. Katz, Leppo and Roberts. The Committee meets independently with the Director of the Internal Audit Department, representatives of Salant's independent auditors and the Company's Chief Financial Officer and reviews the general scope of the audit, the annual financial statements of the Company and the related audit report, the fees charged by the independent auditors and matters relating to internal control systems. The Committee is responsible for reviewing and monitoring the performance of non-audit services by Salant's independent auditors and for recommending to the Board the selection of Salant's independent auditors.

    The Compensation and Stock Plan Committees met five times during the 1996 fiscal year. The members of the Committees are Messrs. Leppo, Schiller and Yorke. The Committees are responsible for reviewing and recommending to the Board compensation for officers and certain other management employees and for administering and granting awards under the Company's stock plans.

    The Nominating Committee met once during the 1996 fiscal year. The members of the Committee are Ms. Dibble Jordan and Messrs. Cogut and Roberts. The Committee is responsible for proposing nominees for director for election by the stockholders at each Annual Meeting and proposing candidates to fill any vacancies on the Board. The Committee has not determined whether it will consider candidates proposed by stockholders for membership on the Board.

    The Qualified Plan Committee met twice during the 1996 fiscal year. The members of the Committee are Ms. Dibble Jordan and Messrs. Roberts and Rodgers, and as of December 13, 1996, Mr. Todd Kahn, Vice President, General Counsel and Secretary of Salant. The Committee is responsible for overseeing the administration of the Company's pension and savings plans.

                               EXECUTIVE OFFICERS

    The following table sets forth certain information, as of April 1, 1997 with respect to the executive officers of Salant:

                                                                                                           OFFICER OF
NAME                                             AGE                 POSITIONS AND OFFICES                SALANT SINCE
-------------------------------------------      ---      -------------------------------------------  ------------------
Jerald S. Politzer.........................          51   Chief Executive Officer                      April 1997
Nicholas P. DiPaolo........................          55   Chairman of the Board                        September 1988
Michael A. Lubin...........................          47   President and Chief Operating Officer        October 1995
Todd Kahn..................................          33   Vice President, General Counsel and          June 1993
                                                          Secretary

    Each of the executive officers of Salant was elected at a meeting of the Board of Directors and will serve until the next Annual Meeting of the Board or until his successor has been duly elected and qualified.

    Mr. Lubin was elected President and Chief Operating Officer, effective April 1, 1997. Mr. Lubin had been Executive Vice President and Chief Operating Officer since October 30, 1995. Mr. Lubin has been a partner of Lubin, Delano & Co. ("Lubin Delano"), an investment banking and consulting firm, for more than the last five years. Lubin Delano is a consultant to Salant. For a summary of the consulting agreement with Salant, see "Certain Relationships and Related Transactions" herein. Mr. Lubin is Chairman of the Board of Lexington Precision Corporation, a manufacturer of precision rubber and metal component parts.

    Mr. Kahn was elected Vice President and General Counsel on June 1, 1993, Assistant Secretary on September 22, 1993 and Secretary on August 15, 1995. He had been an attorney with the law firm of Fried, Frank, Harris, Shriver & Jacobson, outside counsel to the Company, since September 1988.

    For a summary of the business experience for the past five years of Messrs. DiPaolo and Politzer, see "Election of Directors" herein.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information as of March 24, 1997, with respect to each person who is known to Salant to be the "beneficial owner" (as defined in regulations of the Securities and Exchange Commission) of more than 5% of the outstanding shares of Common Stock.

                    BENEFICIAL OWNERS OF MORE THAN 5% OF THE

                   OUTSTANDING SHARES OF SALANT COMMON STOCK

                                NAME AND ADDRESS                                  AMOUNT AND NATURE OF  PERCENT OF
                              OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP   CLASS(A)
--------------------------------------------------------------------------------  --------------------  -----------
Apollo Apparel Partners, L.P....................................................         5,924,352           40.1%
  c/o Apollo Advisors, L.P.
  Two Manhattanville Road
  Purchase, New York 10577
DDJ Capital Management, LLC.....................................................         1,809,100           12.2%
  141 Linden Street, Suite 4
  Wellesley, MA 02181

------------------------------

(a) This percentage is calculated on the basis of 14,780,082 shares outstanding as of March 24, 1997, excluding those shares held by or for the account of Salant.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information as of March 24, 1997 with respect to the beneficial ownership of Common Stock by each of the directors of Salant, the Chief Executive Officer and each of the four most highly compensated other executive officers of Salant (the "Named Executive Officers") and all directors and executive officers of Salant as a group.

                 BENEFICIAL OWNERSHIP OF SALANT COMMON STOCK BY

                   DIRECTORS AND EXECUTIVE OFFICERS OF SALANT

                                                                             AMOUNT AND NATURE OF
                                                                                  BENEFICIAL        PERCENT OF
NAME OF BENEFICIAL OWNER                                                         OWNERSHIP(A)        CLASS(B)
--------------------------------------------------------------------------  ----------------------  -----------
Herbert R. Aronson........................................................             30,000(c)             *
Craig M. Cogut............................................................              1,900(d)             *
Nicholas P. DiPaolo.......................................................            414,756(e)          2.7%
Robert H. Falk............................................................          5,925,352(f)         40.1%
Ann Dibble Jordan.........................................................              1,900(d)             *
Robert Katz...............................................................          5,925,652(g)         40.1%
Elliot M. Lavigne.........................................................                  0                *
Harold Leppo..............................................................              1,900(d)             *
Michael A. Lubin..........................................................            430,840(h)          2.9%
Jerald S. Politzer........................................................                  0                *
Richard P. Randall........................................................             78,737(i)             *
Bruce F. Roberts..........................................................              5,900(j)             *
John S. Rodgers...........................................................            439,416(k)          3.0%
Marvin Schiller...........................................................             16,134(l)             *
Edward M. Yorke...........................................................          5,926,252(m)         40.1%
All directors and executive officers as a group (16 persons)..............          7,384,035(n)         47.4%

------------------------

*   Represents less than one percent.

(a) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 24, 1997.

(b) As of March 24, 1997, there were 14,780,082 shares outstanding, excluding those shares held by or for the account of Salant. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has the right to acquire within 60 days following March 24, 1997 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(c) This amount represents 30,000 shares held directly.

(d) This amount represents 1,900 shares issuable upon the exercise of stock options.

(e) This amount includes 33,348 shares held directly, 1,408 shares held through the Company's Long Term Savings and Investment Plan (the "Savings Plan") and 380,000 shares issuable upon the exercise of stock options.

(f) This amount includes 5,924,352 shares beneficially owned by Apollo Apparel and 1,000 shares issuable upon the exercise of stock options. The general partner of Apollo Apparel is AIF II, L.P., the managing general partner of which is Apollo Advisors, L.P. Mr. Falk is a principal of Apollo Advisors, L.P. He disclaims beneficial ownership of any shares of Common Stock held by Apollo Apparel.

(g) This amount includes 5,924,352 shares beneficially owned by Apollo Apparel and 1,300 shares issuable upon the exercise of stock options. The general partner of Apollo Apparel is AIF II, L.P., the managing general partner of which is Apollo Advisors, L.P. Mr. Katz is an officer of Apollo Advisor, L.P. He disclaims beneficial ownership of any shares of Common Stock held by Apollo Apparel.

(h) This amount includes 60,890 shares held directly by Mr. Lubin, 47,082 shares held by the MWL Enterprises Ltd. Profit Sharing Plan, 8,173 shares held by the Lubin, Delano & Co. Profit Sharing

    Plan, 25,411 shares held by Mr. Lubin as custodian for his minor children and 289,284 shares issuable upon the exercise of stock options.

(i) This amount includes 2,000 shares held directly, 71 shares held through the Savings Plan and 76,666 shares issuable upon the exercise of stock options.

(j) This amount includes 4,000 shares held directly and 1,900 shares issuable upon the exercise of stock options.

(k) This amount includes 430,203 shares held directly by Mr. Rodgers, 1,000 shares issuable upon the exercise of stock options, 2,290 shares held through the Savings Plan and 5,923 shares held by the Margaret S. Vickery Trust (the "Trust"), of which Mr. Rodgers is a co-trustee. As to the shares held by the Trust, Mr. Rodgers shares voting and investment power with a co-trustee. He disclaims beneficial ownership with respect to the shares held by the Trust.

(l) This amount includes 11,234 shares held directly and 4,900 shares issuable upon the exercise of stock options.

(m) This amount includes 5,924,352 shares beneficially owned by Apollo Apparel and 1,900 shares issuable upon the exercise of stock options. The general partner of Apollo Apparel is AIF II, L.P., the managing partner of which is Apollo Advisors, L.P. Mr. Yorke is an officer of Apollo Advisors, L.P. He disclaims beneficial ownership of any shares of Common Stock held by Apollo Apparel.

(n) The 7,384,035 shares held by all directors and executive officers of Salant as a group counts the 5,924,352 shares held by Apollo Apparel (discussed in notes (f), (g) and (m) above) once. Such 7,384,035 shares include (i) 6,586,616 shares held directly by, or attributable to, directors and executive officers, (ii) 3,769 shares held through the Savings Plan by executive officers, and (iii) 793,650 shares issuable upon the exercise of stock options held by all directors and executive officers that are exercisable on, or may become exercisable within sixty days of, March 24, 1997.

    Section 16(a) of the Securities Exchange Act of 1934 (the "Securities Exchange Act") requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. Based on written representations of the reporting persons, the Company believes that during the fiscal year ended December 28, 1996, such persons complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation paid or accrued by Salant for fiscal years 1994 through 1996 for services in all capacities to the Company by the Chief Executive Officer and each of the four most highly compensated other executive officers of Salant who were either (i) serving as executive officers at the end of the last complete fiscal year or (ii) served as executive officers for a portion of the last completed fiscal year but were not serving at year end.

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION(A)
                                                       -------------------------------------------------------
                                                                                                 OTHER             RESTRICTED
                                   PRINCIPAL                       SALARY      BONUS            ANNUAL                STOCK
NAME                               POSITIONS             YEAR        ($)        ($)          COMPENSATION            AWARDS
------------------------  ---------------------------  ---------  ---------  ----------  ---------------------  -----------------
Nicholas P. DiPaolo.....  Chairman, President and
                            Chief Executive
                            Officer                         1996    625,000           0                0                    0
                          Chairman, President and
                            Chief Executive
                            Officer                         1995    602,885           0                0                    0
                          Chairman, President and
                            Chief Executive
                            Officer                         1994    600,000   1,106,000(c)               0                  0
Michael A. Lubin........  Executive Vice President                         (d)
                            and Chief Operating
                            Officer                         1996    400,000           0                0                    0
                          Executive Vice President
                            and Chief Operating
                            Officer(e)                      1995     90,769           0                0                    0
Herbert R. Aronson......  Executive Vice President(f)       1996    380,000           0                0                    0
                          Executive Vice President          1995    351,731           0                0                    0
                          Executive Vice President          1994    350,000           0                0                    0
Elliot M. Lavigne.......  Executive Vice President,
                            Marketing; Chairman of
                            the Perry Ellis
                            Division(g)                     1996    293,077     572,000                0                    0
                          Executive Vice President,
                            Marketing; Chairman of
                            the Perry Ellis
                            Division                        1995    487,115     577,500                0                    0
                          Executive Vice President,
                            Marketing; Chairman of
                            the Perry Ellis
                            Division                        1994    475,000     435,000                0                    0
Richard P. Randall......  Senior Vice President and
                            Chief Financial
                            Officer(i)                      1996    320,000           0                0                    0
                          Senior Vice President and
                            Chief Financial Officer         1995    283,077           0                0                    0
                          Senior Vice President,
                            Treasurer, and Chief
                            Financial Officer               1994    280,000           0                0                    0

                                      LONG-TERM COMPENSATION
                          ----------------------------------------------
                            NUMBER OF
                           SECURITIES
                           UNDERLYING      LONG- TERM       ALL OTHER
                             OPTIONS        INCENTIVE      COMPENSATION
NAME                         GRANTED         PAYOUTS           ($)
------------------------  -------------  ---------------  --------------
Nicholas P. DiPaolo.....

                                    0               0           22,239(b)

                                    0               0           22,239

                                    0               0           22,239
Michael A. Lubin........

                                    0               0                0

                                    0               0                0
Herbert R. Aronson......            0               0                0
                                    0               0                0
                               10,000               0                0
Elliot M. Lavigne.......

                                    0               0            1,800(h)

                                    0               0            1,800

                                    0               0            1,800
Richard P. Randall......                                              (h)

                                    0               0            1,800

                                    0               0            1,800

                               10,000               0            1,800

----------------------------------
(a) Includes amounts earned in fiscal year, whether or not deferred.
(b) Consists of (i) premiums of $20,439 under a life insurance/salary continuation plan and (ii) matching contributions of $1,800 under the Savings Plan.
(c) Consists of the final installment of the consummation bonus, payable pursuant to the 1993 DiPaolo Agreement (see "Employment Agreements" herein), of $300,000 together with a cash payment of $806,000 to offset the tax consequences of Mr. DiPaolo's consummation bonus received in 1993 and 1994.
(d) Excludes monthly retainer to Lubin Delano of $8,333.33. For a summary of the Consulting Agreement with Salant, see "Certain Relationship, and Related Transactions" herein,
(e) Mr. Lubin joined the Company and was elected Executive Vice President and Chief Operating Officer on October 30, 1995. Lubin Delano receives a monthly retainer of $8,333.33. For a summary of the Consulting Agreement with Salant, see "Certain Relationship, and Related Transactions" herein.
(f) Effective January 1, 1997, Mr. Aronson retired from his positions with Salant and became a consultant to the Company.
(g) Effective June 25, 1996, Mr. Lavigne resigned from his positions with
    Salant.
(h) Matching contributions under the Company's Long Term Savings and Investment Plan.
(i)  Effective April 1, 1997, Mr. Randall resigned from his positions with
    Salant.

OPTION GRANTS FOR FISCAL YEAR 1996

    There were no grants to the Named Executive Officers of options to purchase Common Stock in the last fiscal year.

OPTION EXERCISES AND VALUES FOR FISCAL YEAR 1996

    The following table sets forth as of December 28, 1996 for each of the Named Executive Officers (i) the total number of shares of Common Stock received upon exercise of options during fiscal year 1996, (ii) the value realized upon such exercise, (iii) the total number of unexercised options to purchase Common Stock (exercisable and unexercisable) held at December 28, 1996 and (iv) the value of such options which were in-the-money at December 28, 1996 (based on the difference between the closing price of Common Stock on December 27, 1996, the last trading day of the fiscal year ended December 28, 1996, and the exercise price of the option). The Company has not issued any stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                         TOTAL VALUE OF
                                                                        NUMBER OF SECURITIES              UNEXERCISED,
                                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                              OPTIONS                OPTIONS HELD AT FISCAL
                                                                         AT FISCAL YEAR-END               YEAR-END(A)
                                                                     --------------------------  ------------------------------
                                      NUMBER OF SHARES
                                         ACQUIRED ON        VALUE
NAME                                      EXERCISE        REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
-----------------------------------  -------------------  ---------  -----------  -------------  -----------  -----------------
Nicholas P. DiPaolo................               0       $       0     380,000             0     $ 112,500       $       0
Michael A. Lubin...................               0               0     126,208        36,291             0               0
Herbert R. Aronson.................               0               0      68,333         3,334        10,000               0
Elliot M. Lavigne..................               0               0           0             0             0               0
Richard P. Randall.................          50,000         150,000      76,666         3,334             0               0

------------------------

(a) The closing price of the Common Stock on December 27, 1996, the last trading day of the fiscal year ended December 28, 1996, was $3.25 per share.

PERFORMANCE GRAPH

    The following table compares the cumulative total shareholder return on Salant Common Stock with the cumulative total shareholder returns of (x) the S&P 500 Textile-Apparel Manufacturers index and (y) the Wilshire 5000 index from December 1991 to December 1996. The return on the indices is calculated assuming the investment of $100 on December 31, 1991 and the reinvestment of dividends.

       CUMULATIVE TOTAL SHAREHOLDER RETURN DECEMBER 1991 TO DECEMBER 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

-------------------------------------------------------------
                    SALANT        WILSHIRE 5000  S&P TEXTILE
-------------------------------------------------------------
December-1991       $100.00       $100.00        $100.00
December-1992       $304.00       $108.97        $106.46
December-1993       $245.58       $121.27        $ 80.51
December-1994       $191.47       $121.20        $ 78.87
December-1995       $129.03       $165.39        $ 88.57
December-1996       $104.06       $200.47        $121.68

EMPLOYMENT AGREEMENTS

    Mr. DiPaolo is party to an agreement (the "DiPaolo Agreement"), dated as of January 1, 1997, which provides for his employment as Chairman of the Board, President and Chief Executive Officer of Salant through December 31, 1997. The DiPaolo Agreement provides for the payment of a base salary in the amount of $625,000 from January 1, 1997 to December 31, 1997. Under the terms of the DiPaolo Agreement, Mr. DiPaolo is paid a cash bonus equal to 100% of his then current base salary if the Company generates pre-tax income for the year equal to 100% of the pre-tax income provided in the Company's annual business plan. Actual pre-tax income in excess of the annual business plan increases Mr. DiPaolo's cash bonus by 20% of his then current base salary for each full five percentage point increment of increased pre-tax income for the year.

    If Mr. DiPaolo's employment is terminated by him for "good reason" (as defined in the DiPaolo Agreement) or by the Company without cause, Mr. DiPaolo will receive (i) a lump sum amount equal to his monthly salary multiplied by the number of full months in the Separation Period (as defined in the DiPaolo Agreement) up to six months and if the Separation Period is greater than six months, bi-weekly payments of $24,038.16 commencing at the end of the first six months of the Separation Period and continuing until the end of the Separation Period and (ii) any pro-rata bonus earned in the year his employment ends. If Mr. DiPaolo's employment ends as a result of death or disability he will receive
(i) any pro-rata bonus earned in the year his employment ends and (ii) the right to exercise any stock option for a one year period.

    In addition to the foregoing, pursuant to a life insurance/salary continuation plan adopted by Manhattan in 1977, if Mr. DiPaolo dies during his employment by Salant and prior to retirement, his beneficiaries receive $176,665 annually for a period of 10 years. If Mr. DiPaolo remains with Salant until his retirement, he will receive an annuity for a period of 15 years at the rate of approximately $96,207 annually and thereafter for life at the rate of approximately $54,710 annually. In the event that Mr. DiPaolo's employment with Salant is terminated other than "for cause" (as defined in the DiPaolo Agreement), Salant has agreed to assign to Mr. DiPaolo three insurance policies on his life owned by Salant, with an aggregate current cash surrender value of approximately $228,253.

    Mr. Politzer is a party to an agreement (the "Politzer Agreement"), dated as of March 24, 1997, which provides for his employment as Chief Executive Officer of Salant effective April 1, 1997 through March 31, 2000. The Politzer Agreement provides for the payment of a base salary in the amount of $650,000 per annum for the first twelve months of his employment, $700,000 per annum for the second twelve months of his employment and $750,000 for the third twelve months of his employment. Under the terms of the Politzer Agreement, Mr. Politzer is paid a cash bonus equal to 50% of his then current base salary if the Company generates pre-tax income for the year equal to at least 90% of the pre-tax income provided in the Company's annual business plan. If the Company's pre-tax income for the year equals 100% of its annual business plan, then he receives a cash bonus equal to 100% of his then current annual salary. Actual pre-tax income in excess of the annual business plan increases Mr. Politzer's incentive bonus by 1% of his then current base salary for each 1% increment of increased pre-tax income for the year. Pursuant to the Politzer Agreement, Mr. Politzer will receive a minimum cash bonus for fiscal 1997 only in an amount equal to the amount that would be paid on the achivement of the Company's annual business plan. If Mr. Politzer's employment is terminated by him for "good reason" (as defined in the Politzer Agreement) or by the Company without cause, Mr. Politzer will receive
(i) his base salary at the annualized rate on the date his employment ends for a period ending on the later of (x) the Employment Period (as defined in the Politzer Agreement) or (y) twelve months following termination, (ii) any pro-rata bonus earned in the year his employment ends and (iii) the right to exercise any stock options (whether or not then vested) for six months from the date his employment ends. If Mr. Politzer's employment ends as a result of death or Disability (as defined in the Politzer Agreement) he will receive (i) any pro-rata bonus earned in the year his employment ends, (ii) in the case of death only, a lump sum payment equal to three months base salary and (iii) the right to exercise any stock option (whether or not then vested) for a one year period. Pursuant to the Politzer Agreement, all stock options outstanding will immediately vest upon a "Change of Control" (as defined in the Politzer Agreement).

    Mr. Lubin is a party to an agreement (the "Lubin Agreement"), dated as of February 11, 1997, which provides for his employment as President and Chief Operating Officer of Salant through June 30, 1998. The Lubin Agreement provides for the payment of a base salary in the amount of $400,000 from February 11, 1997 to June 30, 1998. On January 1, 1998, the base salary will be adjusted upward for inflation by a percentage equal to the percentage increase in the "Consumer Price Index" (as defined in the Lubin Agreement) (the "Adjusted Salary") for the period from October 1995 through December 31, 1997. Under the terms of the Lubin Agreement, Mr. Lubin is paid a cash bonus equal to 100% of his then current base salary if the Company generates pre-tax income for the year equal to 100% of the pre-tax income provided in the Company's annual business plan. Actual pre-tax income in excess of the annual business plan, increases Mr. Lubin's incentive bonus by 20% of his then current base salary for each full five percentage point increment of increased pre-tax income for the year.

    If Mr. Lubin's employment is terminated by him for "good reason" (as defined in the Lubin Agreement) or by the Company without cause, Mr. Lubin will receive
(i) his base salary at the annualized rate on the date his employment ends for a period ending on the later of (x) the Employment Period (as defined in the Lubin Agreement) or (y) six months following termination (the "Separation Period"),
(ii) any pro-rata bonus earned in the year his employment ends and (iii) the right to exercise any stock options during the Separation Period. If Mr. Lubin's employment ends as a result of death or disability he will receive (i) any pro-rata bonus earned in the year his employment ends, salary and (ii) the right to exercise any stock option (whether or not then vested) for a one year period.

    Pursuant to the Lubin Agreement, Mr. Lubin, as of February 11, 1997, was granted nonqualified stock options representing the right to purchase 162,500 shares of Salant Common Stock at a purchase price per share of $4.00, the market price on the grant date. Of such stock options, 99,997 shares of common stock vested on the grant date, and thereafter, an additional 8,929 shares of common stock will vest monthly for each of seven (7) months after the grant date.

    Mr. Aronson retired as an employee of Salant on December 31, 1996. Pursuant to an agreement with the Company, Mr. Aronson, upon his retirement, became a consultant to Salant as of January 1, 1997. Mr. Aronson's consulting period ends on December 31, 2001. Salant has agreed to pay Mr. Aronson $8,333.33 per month during the consulting period.

    Mr. Randall is party to an agreement (the "Randall Agreement"), dated as of February 24, 1997. Pursuant to the Randall Agreement, effective as of April 1, 1997, Mr. Randall resigned as Senior Vice President and Chief Financial Officer of Salant and his employment with Salant ended as of that date. The Randall Agreement provides for a severance period beginning April 1, 1997 and ending on the earlier of (i) the day Mr. Randall commences Full Time Employment (as defined in the Randall Agreement) or (ii) six (6) months from April 1, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Company's Compensation and Stock Plan Committees are Messrs. Leppo, Schiller and Yorke, none of whom were (i) during the 1996 fiscal year, an officer of the Company or any of its subsidiaries or (ii) formerly an officer of the Company or any of its subsidiaries.

JOINT REPORT OF THE COMPENSATION AND STOCK PLAN COMMITTEES ON EXECUTIVE
  COMPENSATION

    This report sets forth the compensation policies that guide decisions of the Compensation and Stock Plan Committees with respect to the compensation of the Company's executive officers. This report also reviews the rationale for pay decisions that affected Mr. DiPaolo during the 1996 fiscal year, and, in that regard, offers additional insight into the figures that appear in the compensation tables which are an integral part of the overall disclosure of executive compensation. Any consideration of pay-related actions that may become effective in future fiscal years are not reported in this statement.

    COMMITTEE RESPONSIBILITY. The central responsibility of the Compensation Committee is to oversee compensation practices for the Company's executive officers. In this capacity, it reviews salaries, benefits, and other compensation paid to the Company's executive officers and recommends actions to the full Board of Directors with respect to these matters. The Stock Plan Committees administer the Company's 1987, 1988, 1993 and 1996 Stock Plans and, in this role, are responsible for granting stock options to all of the Company's eligible employees, including its officers.

    STATEMENT OF COMPENSATION POLICY. In the context of their oversight roles, the Compensation and Stock Plan Committees are dedicated to ensuring that the Company's financial resources are used effectively to support the achievement of its short-term and long-term business objectives. In general, it is the policy of the Company that executive compensation (a) reflect relevant market standards for individuals with superior capabilities so as to ensure that the Company is effectively positioned to recruit and retain high-performing management talent;
(b) be driven substantially by the Company's performance as measured by the achievement of internally generated earnings targets; and (c) correlate with share price appreciation, thereby coordinating the interests of management and shareholders. Percentile objectives are not specified in setting executive compensation.

    The members of the Compensation and Stock Plan Committees believe that the Company's executive compensation program is well structured to achieve its objectives. These objectives are satisfied within the context of an overall executive pay system that is comprised of a market driven base salary, variable incentive compensation and options to purchase the Company's Common Stock.

    DESCRIPTION OF COMPENSATION PRACTICES. It is the Company's practice to enter into employment agreements with its executive officers. These agreements specify the various components of compensation, including, among others, base salary and incentive compensation.

    BASE SALARY. Base salaries for the Company's executive officers are defined in their respective employment agreements, and, in the view of the Compensation Committee, reflect base pay levels that generally are being commanded by high-quality management in the marketplace. The Compensation Committee's normal practice is to review each executive officer's salary at the time of contract renewal, at which point adjustments are recommended to ensure consistency with pay expectations in the apparel industry and to reflect the extent of the executive's contribution to corporate performance over time. Mr. DiPaolo's base salary for 1996 was established pursuant to an agreement, dated as of August 31, 1995 which was discussed in the Joint Report of the Compensation and Stock Plan Committees on Executive Compensation contained in the Proxy Statement dated March 29, 1996.

    INCENTIVE COMPENSATION. Incentive compensation payments to executive officers are based on the Company's performance and are intended to motivate the Company's executive officers to maximize their efforts to meet and exceed key earnings goals. The specific terms of each incentive arrangement are individually negotiated, but, in general, executive officers can earn incremental cash compensation based on the extent to which the Company achieves and exceeds annual earnings targets. Ordinarily, executive officers are paid a fixed cash award in years when pre-tax income equals 100% of the annual business plan. Smaller awards are paid when earnings fall below plan levels, and greater payments are made when results exceed plan. There is no limit on the overall incentive opportunity; however, in a year in which pre-tax income falls below 90% of the annual business plan, no incentive compensation payments are made.

    The employment agreement with Mr. DiPaolo which expired at the end of 1996, provided for a cash bonus if the Company achieves 90% of its annual business plan. Inasmuch as the Company's pre-tax income for 1996 did not equal 90% of the annual business plan, Mr. DiPaolo did not receive incentive compensation for the 1996 fiscal year.

    STOCK PLANS. The Company reinforces the importance of producing attractive returns to shareholders over the long term through the operation of its 1987, 1988, 1993 and 1996 Stock Plans. Stock options granted pursuant to the Stock Plans provide recipients with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value reflected in an increase in the price of Company shares. Exercise prices of options are ordinarily equal to 100% of the fair market value of the Company's shares on the date of grant of the option. This ensures that executives will derive benefits as shareholders realize corresponding gains. To encourage a long-term perspective, options are assigned a 10-year term, and most options become exercisable in equal installments on the first, second and third anniversaries of the date of grant. Stock options granted to executive officers typically are considered when employment agreements are initiated or renewed. In recent years, the Stock Plan Committees have based their decisions to grant stock options on competitive factors, their understanding of current industry compensation practices and their assessment of individual potential and performance. By granting stock options, the Committees are not only addressing market demands with respect to total compensation opportunities, but are also effectively reinforcing the Company's policy of encouraging executive stock ownership in support of building shareholder value. The Stock Plan Committees made no recommendations for additional option grants to Mr. DiPaolo in 1996.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code ("Section 162(m)") generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. In 1997, Section 162(m) may only affect the tax deductibility of a portion of the compensation paid to Messrs. Politzer, DiPaolo, and Lubin of the Company's current executive officers.

    SUMMARY. The Compensation and Stock Plan Committees are responsible for a variety of compensation recommendations and decisions affecting the Company's executive officers. By conducting their decision-making within the context of a highly integrated, multicomponent framework, the Committees ensure that the overall compensation offered to executive officers is consistent with the Company's interest in providing competitive pay opportunities which reflect its pay-for-performance orientation and support its short-term and long-term business mission. The Compensation and Stock Plan Committees will continue to actively monitor the effectiveness of the Company's executive compensation plans and assess the appropriateness of executive pay levels to assure prudent application of the Company's resources.

       Marvin Schiller, Chairman
       Harold Leppo
       Edward M. Yorke

SALANT CORPORATION RETIREMENT PLAN

    Salant sponsors the Salant Corporation Retirement Plan (the "Retirement Plan"), a noncontributory, final average pay, defined benefit plan. A participant becomes vested upon completion of 5 years of service. The Retirement Plan provides pension benefits and benefits to surviving spouses of participants who die prior to retirement. At normal retirement, a member receives an annual pension benefit for life equal to the greater of (a) the sum of 0.65% of his/her average final annual compensation for the highest 5 consecutive years of the last 15 years preceding retirement ("final average compensation") not in excess of 140% of the average Social Security wage base for the 35-year period ending with retirement ("covered compensation") plus 1.25% of final average compensation in excess of covered compensation multiplied by the number of years of his/her credited service not in excess of 35, or (b) $96 multiplied by the number of years of his/her credited service, but not to exceed $2,880. A participant may elect an actuarially reduced benefit at his/her early retirement. The benefit formula of the Retirement Plan was amended in October 1991 effective as of December 1, 1989. A participant's benefit under the Retirement Plan will never be less than the greater of his/her accrued benefit under the terms of such plan prior to (a) the effective date of the amendment or
(b) January 1, 1994. The benefit formula prior to amendment was 1 1/4% of a participant's average final annual compensation for the highest 5 consecutive years of the last 15 years preceding retirement multiplied by the number of years of his/her credited service not in excess of 30, minus up to 50% of primary social security, prorated for fewer than 30 years of service. The following table shows the annual pension benefits which would be payable to members of the Retirement Plan at normal retirement after specific periods of service at selected salary levels, assuming the continuance of the Retirement Plan.

      ESTIMATED ANNUAL PENSION PAYABLE TO MEMBER UPON RETIREMENT AT AGE 65

AVERAGE ANNUAL COMPENSATION IN
HIGHEST FIVE CONSECUTIVE YEARS OF THE
LAST 15 YEARS PRECEDING RETIREMENT(A)                            10         20         25         30         35
------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
                                                                          NUMBER OF YEARS OF SERVICE(B)
$ 60,000....................................................  $   5,184  $  10,367  $  12,959  $  15,551  $  18,143
  80,000....................................................      7,684     15,367     19,209     23,051     26,893
 100,000....................................................     10,184     20,367     25,459     30,551     35,643
 120,000....................................................     12,684     25,367     31,709     38,051     44,393
 150,000....................................................     16,434     32,867     41,084     49,301     57,518
 180,000....................................................     16,434     32,867     41,084     49,301     57,518
 200,000....................................................     16,434     32,867     41,084     49,301     57,518

------------------------

(a) Effective from 1989 through 1993, no more than $200,000 of compensation (adjusted for inflation) may be recognized for the purpose of computing average annual compensation. Subsequent to 1993, no more than $150,000 of compensation (adjusted for inflation) may be recognized for such purpose.

(b) Messrs. DiPaolo, Lubin, Aronson, Lavigne and Randall have, respectively, 12 years, 1 year, 34 years, 5 years and 6 years of credited service under the Retirement Plan.

    Messrs. Aronson and DiPaolo were participants in the Manhattan Industries, Inc. Employees Benefit Plan (the "Manhattan Plan"), which was merged into the Retirement Plan as of March 1, 1992. Their years of service as participants in the Manhattan Plan will be considered in determining their benefits under the Retirement Plan. Furthermore, their benefits under the Retirement Plan will never be less than their accrued benefits under the terms of the Manhattan Plan determined as of January 31, 1989. The benefit formula of the Manhattan Plan was the product of (a) the sum of (i) 0.50% of the participant's average annual compensation for any 36-consecutive month period of his employment ("final average compensation") in excess of his covered compensation plus (ii) 1.00% of his final average compensation in excess of covered compensation multiplied by
(b) the number of his years of service.

                 CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

    Except as described below, no transactions have occurred since December 31, 1995 to which Salant was or is to be a party and in which directors, executive officers or control persons of Salant, or their associates, had or are to have a direct or indirect material interest.

    Pursuant to an agreement, dated December 1, 1995 (the "Lubin Delano Agreement"), the Company has retained Lubin Delano to render certain financial advisory and investment banking services to the Company for a monthly retainer of $8,333.33. Under the Lubin Delano Agreement, Lubin Delano may receive a bonus equal to 100% of its annual retainer if the company's pre-tax income for the year equals 100% of the pre-tax income provided in the Company's annual business plan. Actual pre-tax income in excess of the annual business plan increases Lubin Delano's bonus by 20% of its retainer for each full five percentage point increment of increased pre-tax income for the year. The term of Lubin Delano's engagement is coterminous with the employment of Michael A. Lubin by the Company.

            PROPOSAL 2--APPROVAL OF THE AMENDED AND RESTATED SALANT
                          CORPORATION 1996 STOCK PLAN

1996 STOCK PLAN--GENERAL

    On March 22, 1996, the Company's Board of Directors and Compensation Committee approved the Salant Corporation 1996 Stock Plan (the "1996 Stock Plan"), which was approved by the stockholders on May 14, 1996 at the 1996 Annual Meeting of Stockholders. The purpose of the 1996 Stock Plan is to advance the interests of the Company and its subsidiaries and to promote continuity of management by encouraging and providing for the acquisition of an equity interest in the Company by key employees and directors, thereby enabling the Company to attract and retain the services of key employees and directors upon whose judgment, interest, skills and special effort the successful conduct of its operations is largely dependent.

PROPOSED AMENDMENTS

    On March 24, 1997, the Company's Board of Directors and Compensation Committee approved, subject to the approval by stockholders at the 1997 Annual Meeting, amendments to the 1996 Stock Plan, which, among other things, increase from 600,000 to 800,000 the number of shares of Common Stock that may from time to time be available for the granting of options, stock appreciation rights and restricted stock to employees of the Company and its subsidiaries and the granting of options to non-employee directors of the Company (collectively, or individually, "Awards"), and increases from 150,000 to 500,000 the number of shares of Common Stock that may be subject to an option granted to any eligible employee. The Board of Directors and Compensation Committee also approved other amendments to the 1996 Stock Plan, including the circumstances under which a "change in control," occurs for purposes of the 1996 Stock Plan. The Stock Plan Committee, either at the time options or shares of restricted stock are granted, or at any time thereafter, has the authority to provide for the acceleration, in whole or part, of the exercisability of options or the last day of the period of restriction, as the case may be, upon a "change in control." The amendments to the 1996 Stock Plan are incorporated in the Amended and Restated 1996 Stock Plan being submitted for stockholder approval at the 1997 Annual Meeting. As used in this Section, the term 1996 Stock Plan refers to the plan as in effect on the date hereof and, where the context requires, to the Amended and Restated 1996 Stock Plan.

    The 1996 Stock Plan, as proposed to be amended and restated, will become effective upon approval by the Company's stockholders. Although such approval will not necessarily result immediately in the grant of options or restricted stock by the Stock Plan Committee, it is expected that the Stock Plan Committee will make periodic grants in furtherance of the goals described in the "Joint Report of the Compensation and Stock Plan Committees on Executive Compensation" herein.

    The principal provisions of the 1996 Stock Plan, as proposed to be amended, are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the Amended and Restated 1996 Stock Plan, the entire text of which is attached as Exhibit A and incorporated by reference. All defined terms used below have the meaning set forth in the Amendment and Restatement of the 1996 Stock Plan, unless otherwise indicated.

DESCRIPTION OF THE AMENDED AND RESTATED 1996 STOCK PLAN

    ADMINISTRATION

    The 1996 Stock Plan is administered by a committee (the "Stock Plan Committee") of the Board of Directors of the Company consisting of two or more members and may consist of the entire Board; provided, however, that (1) if the Committee consists of less than the entire Board, each member will be a "nonemployee director" within the meaning of Rule 16b-3 of the Securities Exchange Act and (2) to the extent necessary for any Option, or share of Restricted Stock intended to qualify as performance-based compensation under
Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, will be an "outside director". within the meaning of Section 162(m) of the Code. Subject to the terms of the 1996 Stock Plan, the Stock Plan Committee is authorized to interpret the 1996 Stock Plan, to prescribe, amend and rescind rules and regulations relating to the 1996 Stock Plan, and to make all other determinations necessary or advisable for the administration of the 1996 Stock Plan.

    ELIGIBILITY

    The 1996 Stock Plan provides for the granting of nonstatutory or incentive stock options ("Employee Options"), stock appreciation rights and shares of restricted stock to key employees, including key employees who are also directors ("Eligible Employees"), and the granting of nonstatutory stock options ("Director Options")to nonemployee directors of the Company ("Eligible Directors"). The Stock Plan Committee selects Eligible Employees to receive Employee Options, stock appreciation rights and restricted stock from among officers and other key employees of the Company and its subsidiaries.

    SHARES SUBJECT TO THE 1996 STOCK PLAN

    The 1996 Stock Plan provides for the issuance of up to 800,000 shares of Common Stock, subject to adjustment as described below. If an option granted under the 1996 Stock Plan expires, is canceled or is terminated unexercised as to any shares, or any shares subject to a restricted stock grant are reacquired by the Company, such shares will again be available for issuance under the 1996 Stock Plan. Shares to be issued under the 1996 Stock Plan will be either authorized but unissued shares or treasury shares. Subject to adjustment as described below, the maximum number of shares of Common Stock subject to an option granted to an Eligible Employee may not exceed 500,000.

    In the event of any change in the outstanding shares of Common Stock (including an exchange of the Common Stock for stock or securities of another corporation) by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or exchange of shares or otherwise, the Stock Plan Committee will make appropriate adjustments to the number of shares subject to outstanding options and their stated exercise prices, the maximum number of shares subject to an option which may be granted to an individual, and the number of shares available for issuance under the 1996 Stock Plan. In such event, the Stock Plan Committee may also adjust the number or type of shares subject to restricted stock grants.

    OPTIONS

    Each Eligible Director will be granted a Director Option for 1,000 shares of Common Stock on the date he or she becomes a Director (the "Initial Grant Date"). Each Eligible Director will also be granted a Director Option for 300 shares of Common Stock on each anniversary of the Initial Grant Date (or, in case of an Eligible Director who participated in the Salant Corporation 1993 Stock Plan (the "1993 Stock Plan") on the anniversary of October 20, 1993, the Initial Grant Date as determined under the 1993 Stock Plan) for each year he or she remains an Eligible Director and the 1996 Stock Plan is in effect. Director Options will be exercisable in whole or in part at any time after the option is granted. The per share exercise price for Director Options will be equal to the fair market value (as defined below) of a share of Common Stock on the date the Director Option is granted. Unless otherwise provided at the time of grant, or at any time thereafter, a Director Option will not be assignable or transferable by an Eligible Director, except by will or the laws of descent and distribution and may be exercised during the life of the Eligible Director only by the Eligible Director. Director Options will expire ten years from the date granted. If the service of an Eligible Director terminates due to death, any outstanding Director Option of that director may be exercised at any time prior to the earlier of the expiration date of the Director Option or the date twelve months from the date of death. If the service of an Eligible Director terminates for any reason other than death, any outstanding option will terminate on the earlier of the expiration date of the Director Option or three months from the termination of service.

    Employee Options will be granted to Eligible Employees at such times and from time to time as determined by the Stock Plan Committee. The Stock Plan Committee will also determine the number of Employee Options granted and whether an Employee Option is to be an incentive stock option or nonstatutory stock option. The option price per share of Common Stock will be fixed by the Stock Plan Committee, but, in the case of incentive stock options, will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of such fair market value in the case of incentive stock options granted to any person who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder")). The fair market value of the Common Stock means the closing sale price of the Common Stock for the date in question, as published in The Wall Street Journal for such date, or if no closing sale price is quoted in The Wall Street Journal for such date, for the next preceding date for which such closing sale price is quoted. The Stock Plan Committee will determine the expiration date of each Employee Option but the expiration date will not be later than the tenth anniversary of the date of grant and, in the case of an incentive stock option granted to a Ten Percent Stockholder, the expiration date may be no later than the fifth anniversary of the date of grant. Employee Options will be exercisable at such times and be subject to such restrictions and conditions as the Stock Plan Committee deems necessary or advisable, and need not be the same for all Eligible Employees. Unless otherwise provided at the time of grant, or at any time thereafter, an Employee Option will not be assignable or transferable by an Eligible Employee except by will or by the laws of descent and distribution and may be exercised during the life of the Eligible Employee only by the Eligible Employee. The Stock Plan Committee may provide that, in the event the employment of an Eligible Employee is terminated by reason of death or Disability (as defined in the 1996 Stock Plan), any outstanding options shall thereupon become immediately exercisable for a period ending on the earlier of the expiration date of such Employee Option or the first anniversary of the date of Disability or death, subject to such exceptions which shall be set forth in the Option Agreement as the Stock Plan Committee may in its sole discretion approve. In the event the employment of an Eligible Employee is terminated by reason of Retirement (as defined in the 1996 Stock Plan), all Employee Options not then exercisable shall terminate immediately and to the extent then exercisable, terminate upon the earlier of the expiration date of the option or three months after Retirement, subject to such exceptions which shall be set forth in the Option Agreement as the Stock Plan Committee may in its sole discretion approve. In the event the employment of an Eligible Employee is terminated for any reason other than death, Disability or Retirement, the rights under any outstanding Employee Options shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Employee Option or sixty days after such termination of employment, whichever first occurs, subject to such exceptions (which shall be set forth in the Employee Option agreement) as the Stock Plan Committee may in its sole discretion approve. Notwithstanding the foregoing, if the employment of the Eligible Employee is terminated for Cause (as defined in the 1996 Stock Plan), any then outstanding Employee Option granted to the Eligible Employee pursuant to the 1996 Stock Plan shall terminate immediately upon the termination of employment; provided, that the Stock Plan Committee may, in its sole discretion, waive, in whole or in part, the automatic forfeiture of such Employee Options and may set forth such waiver or condition in the agreement governing the Employee Options or at any other time, including following the termination of employment. To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive stock options (whether granted under the 1996 Stock Plan or any other plan of the Company or a parent or subsidiary) are exercisable for the first time by an individual Eligible Employee during any calendar year exceeds $100,000, however, such options will be treated as nonstatutory stock options.

    At the time of exercise, the option price of Director or Employee Options must be paid in full either (i) in cash or its equivalent, (ii) in the case of Employee Options, at the discretion of the Stock Plan Committee, and in the case of Director Options, in all instances, by tendering shares of previously acquired Common Stock having a fair market value at the time of exercise equal to the total option price, or (iii) by a combination of (i) and (ii). The 1996 Stock Plan does not permit the practice known as "pyramiding," whereby shares of stock acquired upon exercise of an option are simultaneously surrendered in exchange for all or part of the remaining shares subject to the option.

    STOCK APPRECIATION RIGHTS

    Stock appreciation rights may be granted by the Stock Plan Committee in connection with any Employee Option granted under the 1996 Stock Plan. Stock appreciation rights may be granted only at the time of grant if related to an incentive stock option, or at any time during the term of the Option if related to a nonqualified option. A stock appreciation right entitles the Eligible Employee to surrender any portion of his Option, to the extent such Option is then exercisable, and to receive payment of an amount equal to the product of
(i) the excess of the fair market value (as defined in the 1996 Stock Plan) of a share of Common Stock on the date of exercise over the exercise price of such Option and (ii) the number of shares as to which the stock appreciation right has been exercised. Payment in respect of a stock appreciation right shall, at the discretion the Stock Plan Committee, be made in shares of Common Stock, in cash or any combination thereof.

    RESTRICTED STOCK

    The Stock Plan Committee may grant shares of restricted stock to such Eligible Employees in such amounts and at such times and from time to time as it determines in its sole discretion. Shares of restricted stock may not be transferred in any way, other than by will or by the laws of descent and distribution. The Stock Plan Committee may impose any restriction on shares of restricted stock as it deems advisable. After the period of restriction, the shares of restricted stock become freely transferable.

    During the period of restriction, Eligible Employees will have sole voting rights with respect to restricted shares and are entitled to receive all dividends and other distributions with respect to those shares. If any dividends or distributions are paid in shares of stock, however, the shares will be subject to the same restrictions on transferability as the shares on which the dividends or distributions are paid.

    NO EMPLOYMENT RIGHTS

    Pursuant to the 1996 Stock Plan, neither the establishment of the 1996 Stock Plan, nor the granting of any Award will be construed to (a) give any grantee of an Award the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

    WITHHOLDING

    The Company may deduct from any distribution of cash to an Eligible Employee under the 1996 Stock Plan an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld ("Withholding Taxes"). Where a Participant (as defined in the 1996 Stock Plan) is subject to Withholding Taxes in connection with the receipt of shares under the Plan pursuant to an Option exercise or the vesting or payment of another type of Award, the Participant must pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of the shares or payment of the Award. Payment of the Withholding Taxes will be made by the Participant, as determined by the Stock Plan Committee in its discretion, in one or a combination of the following forms: (i) cash, (ii) shares of restricted or unrestricted Common Stock owned by the Eligible Employee prior to that time and valued at its fair market value on the business day immediately preceding the date of exercise, or
(iii) by making an election (a "Tax Election"), which may be accepted or rejected by the Stock Plan Committee, to have withheld a portion of the shares then issuable or to be released to the Participant having a fair market value equal to the Withholding Taxes. Special rules apply in connection with Tax Elections made by Participant to whom section 16(b) of the Securities Exchange Act may apply.

    CHANGE IN CONTROL

    The Stock Plan Committee has the authority, either at the time Employee Options or shares of restricted stock are granted, or, at any time thereafter, to accelerate in whole or part the exercisability of Employee Options or the last day of the period of restriction, as the case may be, upon a "Change in Control." A "Change in Control" under the 1996 Stock Plan means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act, as amended; provided that, without limitation, such a change in control shall be deemed to occur (i) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Company (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for election by stockholders of the Company of each new director was approved by a vote of at least two-thirds of the directors then in office who were then Continuing Directors, (ii) when the Company acquires actual knowledge that any Person (as such term is used in sections 13(d) and 14(d)(2) of the Securities Exchange Act) (other than an employee benefit plan of the Company or any of its subsidiaries, or any trustee thereof, acting on behalf of such plan) is or has become the beneficial owner (as such term is defined in rule 13d-3 promulgated under the Securities Exchange
Act), directly or indirectly, of securities of the Company representing 25% or more of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors ("Voting Securities"), (iii) upon any purchase pursuant to a tender or exchange offer, which purchase results in a person (as such term is used in sections 13(d) and 14(d)(2) of the Securities Exchange Act) (other than an employee benefit plan of the Company or any of its subsidiaries, or any trustee thereof, acting on behalf of such plan) beneficially owning, directly or indirectly, 25% or more of the Voting Securities, (iv) upon the consummation of: (A) a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where: (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (2) the individuals who were Continuing Directors immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation directly or indirectly, owning beneficially a majority of the Voting Securities of the Surviving Corporation, and (3) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty-five percent (25%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of twenty-five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock, (B) a complete liquidation or dissolution of the Company; or (C) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

    AMENDMENT AND TERMINATION

    The Board of Directors of the Company may amend, modify or terminate the 1996 Stock Plan at any time, provided, however, that to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law. Termination, amendment or modification of the 1996 Stock Plan will not adversely affect the rights of a Participant under options or restricted stock previously granted, without the consent of the Participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO OPTIONS, STOCK APPRECIATION
  RIGHTS AND RESTRICTED SHARES UNDER THE 1996 STOCK PLAN

    Options granted under the 1996 Stock Plan may be (i) options which are intended to qualify as incentive stock options under Tax Code, (ii) options which are not intended to so qualify ("nonstatutory stock options") or (iii) a combination of the foregoing and may include stock appreciation rights. The federal income tax consequences to the Company and Participants in the 1996 Stock Plan of the grant and exercise of incentive and nonstatutory stock options and stock appreciation rights under currently applicable provisions of the Tax Code are summarized below.

    Neither receipt nor exercise of an incentive stock option is subject to regular tax, and if the Eligible Employee does not dispose of stock acquired under an incentive stock option prior to the expiration of the requisite holding periods (two years from the date the option was granted or one year from the date the option was exercised), any gain resulting from the sale of such stock will be long-term capital gain. In such case, the Company is not entitled to any deduction with respect to the grant or exercise of the option or subsequent disposition of the stock. If the stock is disposed of before the end of the requisite holding period, the lesser of (i) the difference between the exercise price and the fair market value of the stock on the date of exercise or (ii) the total amount of gain realized on the sale must be reported by the Eligible Employee as ordinary income, in which case the Company is entitled to a deduction in that amount, subject to any deduction limitation under section 162(m) of the Tax Code (described below) and the compliance with applicable income reporting requirements. The remaining gain, if any, will be taxed to the Eligible Employee as long or short-term capital gain, depending on the period for which the Eligible Employee held the stock. In addition, the difference between the exercise price and the fair market value of the stock on the date an incentive stock option is exercised is a tax preference item which may subject the Eligible Employee to alternative minimum tax in the year of exercise.

    The grant of a nonstatutory stock option under the 1996 Stock Plan will not result in any taxable income to any Participant or any deduction to the Company. Generally, upon exercise of a nonstatutory stock option, the holder will realize ordinary income (in the amount equal to the excess of the fair market value of the shares at that time over the exercise price) and the Company will be entitled to a corresponding deduction, subject to any deduction limitation under section 162(m) of the Tax Code and compliance with applicable income reporting requirements. The Participant's adjusted basis for stock received upon exercise of a nonstatutory stock option will be the sum of the exercise price and any ordinary income recognized upon the exercise of the option. The Participant's holding period for the stock thereby acquired will commence when the option is exercised. Special rules may apply with respect to a Participant who may be subject to section 16 of the Securities Exchange Act.

    An option granted under the 1996 Stock Plan may include a stock appreciation right. A stock appreciation right entitles the Eligible Employee to surrender all or any portion of an option to the extent such option is then exercisable and, in consideration of such surrender, to receive a payment of an amount equal to the excess of the fair market value of the shares with respect to which the stock appreciation right is being exercised over the exercise price of such shares under the option. Such amount may be paid in cash, stock or any combination of cash and stock. If an option is surrendered pursuant to a stock appreciation right, the Eligible Employee will recognize ordinary income equal to the amount of the cash plus the value of the stock received, and the Company will be allowed a deduction in the same amount subject to any deduction limitation under section 162(m) of the Tax Code. Upon disposition of any stock received upon such surrender, the Eligible Employee will recognize capital gain or loss, which will be long-or short-term depending upon the period elapsed since the date of such surrender, equal to the difference between the amount realized on such disposition and the fair market value of such stock on the date the option was surrendered.

    The Company will withhold income taxes and applicable employment taxes from the Participant's compensation at the time ordinary income is recognized as a result of the exercise of a nonstatutory stock option.

    Section 162(m) of the Tax Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the stock option and stock appreciation rights portions of the 1996 Stock Plan with the intention that compensation resulting therefrom would be qualified "performance-based compensation" and would be deductible. To qualify, the Company is seeking stockholder approval of the 1996

Stock Plan. If the Company grants awards of restricted stock, compensation deductions attributable to those awards would be subject to the general disallowance provisions of section 162(m) of the Tax Code.

    Under certain circumstances, the accelerated vesting or exercise of options or stock appreciation rights, or the accelerated lapse of restrictions on other Awards, in connection with a Change of Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of section 280G of the Tax Code. To the extent it is so considered, the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    The foregoing is a summary of federal income tax considerations only and does not apply to dispositions other than sales (such as gifts).

NEW PLAN BENEFITS

    Under the terms of the 1996 Stock Plan, the Stock Plan Committee has full authority to determine when, to whom and in what amount Employee Options, stock appreciation rights and restricted stock will be granted. Grants of Director Options under the 1996 Stock Plan are fixed by the terms of the 1996 Stock Plan. The following table sets forth a description of the awards made, or to be made, under the Plan that are currently determinable:

                                                                        NUMBER OF SECURITIES
                                                                         UNDERLYING OPTIONS
                                                                          GRANTED OR TO BE
NAME                                                                           GRANTED
---------------------------------------------------------------------  -----------------------
Nicholas P. DiPaolo..................................................                 0
Herbert R. Aronson...................................................                 0
Elliot M. Lavigne....................................................                 0
Michael A. Lubin.....................................................                 0
Jerald S. Politzer...................................................           400,000
Richard P. Randall...................................................                 0
Executive Group......................................................           400,000
Non-Executive Director Group.........................................                 0
Non-Executive Officer Employee Group.................................                 0

    As of April 1, 1997, the only award made under the 1996 Stock Plan was the grant on March 24, 1997, to Mr. Jerald S. Politzer of an Employee Option to purchase up to 400,000 shares of Common Stock at an exercise price per share of $4.125, the fair market value of the Common Stock on March 24, 1997. The option will be exercisable with respect to 100,000 shares on the first anniversary of the date of grant, an additional 100,000 shares on the second anniversary and the remaining 200,000 shares on the third anniversary. No other Employee Options and no stock appreciation rights or restricted stock have been granted under the 1996 Stock Plan, nor are such awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups in 1996 or any future period.

MISCELLANEOUS

    The closing price of Common Stock on March 31, 1997, as reported in The Wall Street Journal, was $4.125 per share.

    The Board of Directors recommends a vote FOR approval of the Amendment and Restatement of the 1996 Stock Plan. Proxies will be voted FOR approval of the Amendment and Restatement of the 1996 Stock Plan unless otherwise specified in the proxy.

                  PROPOSAL 3-- RATIFICATION OF APPOINTMENT OF

            INDEPENDENT AUDITORS

    Deloitte & Touche LLP currently serve as independent auditors for Salant. Deloitte & Touche LLP and its predecessors have served as independent auditors for Salant since 1951. Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP to serve as Salant's independent auditors to audit its books and accounts for its 1997 fiscal year which ends on January 3, 1998. Such appointment is conditioned upon ratification by the stockholders, and the matter will be presented at the Annual Meeting. If the stockholders do not ratify the appointment, the selection will be reconsidered by the Board of Directors of Salant. A representative of Deloitte & Touche LLP will be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Any proposal of a stockholder to be presented at the Annual Meeting of Stockholders in 1998 must be received by the Secretary of Salant at its principal offices, prior to 5:00 p.m., New York City time, on December 1, 1997, in order to be considered for inclusion in Salant's 1998 proxy materials. Any such proposal must be in writing and signed by the stockholder.

                                 OTHER MATTERS

    Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

                                          By Order of the Board of Directors,

                                          /s/ TODD KAHN

                                          TODD KAHN

                                          SECRETARY

                                   EXHIBIT A
                           AMENDMENT AND RESTATEMENT
                                       OF
                               SALANT CORPORATION
                                1996 STOCK PLAN

SECTION 1. ESTABLISHMENT PURPOSE, AND EFFECTIVE DATE OF RESTATED PLAN.

    1.1 ESTABLISHMENT. Salant Corporation, a Delaware corporation (the "Company"), hereby amends and restates the "1996 STOCK PLAN" (the "Plan") for key employees and directors, which was established effective May 15, 1996. The Plan permits the grant of Stock Options, Stock Appreciation Rights and Restricted Stock.

    1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its Subsidiaries and promote continuity of management by encouraging and providing key employees and directors with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value as reflected in the growth in the price of the shares of the Company's Stock and by enabling the Company to attract and retain the services of key employees and directors upon whose judgment, interest, skills, and special effort the successful conduct of its operations is largely dependent.

    1.3 EFFECTIVE DATE. The Amendment and Restatement of the Plan shall become effective on March 24, 1997.

SECTION 2. DEFINITIONS: CONSTRUCTION.

    2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

        (a) "Act" means the Securities Exchange Act of 1934, as amended.

        (b) "Board" means the Board of Directors of the Company.

        (c) "Cause" means an Eligible Employee's (i) commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, (ii) intentional failure to perform reasonably assigned duties, (iii) dishonesty or willful misconduct in the performance of duties,
    (iv) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (v) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

        (d) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change (including, but not limited to, a change in value) in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities of the Company or any other corporation or other entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, extraordinary dividend, property dividend, combination or exchange of shares or otherwise.

        (e) A "Change in Control" means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, as amended; provided that, without limitation, such a change in control shall be deemed to have occurred (i) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then in office who were then Continuing Directors, (ii) when the Company acquires actual knowledge that any Person (as such term is used in Sections 13(d) and 14(d)(2) of the Act) (other than an employee benefit plan of the Company or any Subsidiary, or trustee thereof, acting on behalf of such plan) is or has become the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Act) directly or indirectly, of securities of the Company representing 25% or more of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors ("Voting Securities"), (iii) upon any purchase pursuant to a tender or exchange offer, which purchase results in a Person (other than an employee benefit plan of the Company or any Subsidiary, or trustee thereof, acting on behalf of such plan) beneficially owing, directly or indirectly, 25% or more of the Voting Securities, (iv) upon the consummation of: (A) a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where: (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (2) the individuals who were Continuing Directors immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owing a majority of the Voting Securities of the Surviving Corporation, and (3) no Person other than
    (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty-five percent (25%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of twenty-five percent (25%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock, (B) a complete liquidation or dissolution of the Company; or (C) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary); provided, however, that the acquisition of Stock by Apollo Apparel Partners, L.P. shall not constitute a "Change of Control" under this Plan.

        (f) "Code" means the Internal Revenue Code of 1986, as amended.

        (g) "Committee" means a committee of the Board designated to administer the Plan which shall consist of two or more members of the Board and may consist of the entire Board; PROVIDED, HOWEVER, that (1) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (2) to the extent necessary for any Option or share of Restricted Stock intended to qualify as performance-based compensation under
    Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director.

        (h) "Company" means Salant Corporation, a Delaware corporation.

        (i) "Director Option" means an Option granted to an Eligible Director pursuant to Section 6.

        (j) "Disability" shall have the meaning assigned to the terms "total disability" or "totally disabled" in the Salant Corporation long-term disability program for salaried employees, provided the Participant remains totally disabled for six consecutive months; or, if the Company does not maintain a long-term disability program, an individual shall have a "Disability" if he is unable to engage in any substantial activity by reason of any medically determinable, physical or mental, impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        (k) "Eligible Director" means a director of the Company who is not an employee of the Company.

        (l) "Eligible Employee" means any person designated by the Committee as eligible to participate in the Plan pursuant to Section 3.1.

        (m) "Employee Option" means an Option granted to an Eligible Employee pursuant to Section 7.

        (n) "Fair Market Value" means the closing sale price of the Stock for the date in question, as published in THE WALL STREET JOURNAL for such date, or, if no closing sale price is quoted in THE WALL STREET JOURNAL for such date, for the next preceding date for which such closing sale price is quoted.

        (o) "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Act.

        (p) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either
    (i) an "incentive stock option" within the meaning of Section 422 of the Code or (ii) a "nonstatutory stock option."

        (q) "Option Price" means the price at which an Option states Stock may be purchased.

        (r) "Optionee" means a person to whom an Option has been granted under the Plan.

        (s) "Outside Director" means a number of the Board who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        (t) "Participant" means an Eligible Employee or Eligible Director who has been granted and, at the time of reference, holds an Option or share of Restricted Stock.

        (u) "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 10 of the Plan.

        (v) "Restricted Stock" means Stock granted to an Eligible Employee pursuant to Section 10 of the Plan.

        (w) "Retirement" shall have the meaning assigned to such term in the Salant Corporation Retirement Plan, or if such plan is not in effect, such term shall mean the termination of employment with the Company by reason of the attainment of the age which the Company, by policy or otherwise, has established as the age at which salaried employees may or shall be required to terminate their employment and receive retirement benefits.

        (x) "Stock" means the Common Stock of the Company, par value of $1.00 per share.

        (y) "Stock Appreciation Right" means the right to receive the increase in the value of Stock subject to an Option in lieu of purchasing such Stock.

        (z) "Subsidiary" means any present or future subsidiary of the Company, as defined in Section 424(f) of the Code.

        (aa) "Withholding Taxes" means the federal, state and local income taxes and other amounts required by law to be withheld in connection with the exercise of an Option or a Stock Appreciation Right or the vesting of Restricted Stock.

    2.2 NUMBER. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION.

    3.1 ELIGIBILITY AND PARTICIPATION. Eligible Employees in the Plan shall be selected by the Committee from among those officers and other key employees of the Company and its Subsidiaries who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. All Eligible Directors shall participate in the Plan in accordance with Section 6.

SECTION 4. STOCK SUBJECT TO PLAN.

    4.1 NUMBER. The total number of shares of Stock subject to issuance under the Plan may not exceed 800,000; provided, however, that the maximum number of shares of Stock subject to an Option (whether or not connected with Stock Appreciation Rights) granted to any Eligible Employee may not exceed 500,000. The total number of shares of Stock that may be awarded under the Plan and the maximum number of shares of Stock that may be awarded to any Eligible Employee are subject to adjustment upon occurrence of any of the events indicated in Subsection 4.4. the shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

    4.2 UNUSED STOCK; UNEXERCISED RIGHTS. In the event any shares of Stock are subject to an Option, which for any reason, expires or is terminated unexercised as to such shares, or any shares of Stock, subject to a Restricted Stock grant made under the Plan are reacquired by the Company pursuant to Section 10 of the Plan, such shares again shall become available for issuance under the Plan.

    4.3 EXERCISE OF STOCK APPRECIATION RIGHT. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 9.1(b) is made in cash, the shares of Stock allocable to the portion of the Option surrendered may again be the subject of Options, Stock Appreciation Rights and Restricted Stock awards hereunder. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 9.1(b) is made in shares of Stock, no shares of Stock with respect to which the Stock Appreciation Right is exercised may again be the subject of Options, Stock Appreciation rights and Restricted Stock awards hereunder.

    4.4  ADJUSTMENT IN CAPITALIZATION.

    (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of shares of Stock or other securities with respect to which Options or Restricted Stock may be granted under the Plan or to any individual,
(ii) the number and class of shares of Stock or other securities which are subject to Director Options issuable under Section 6; and (iii) the number and class of shares of Stock or other securities which are subject to outstanding Options, Stock Appreciation Rights or Restricted Stock awards granted under the Plan, and the purchase price therefor, if applicable.

    (b)Any such adjustment in the shares of Stock or other securities subject to outstanding incentive stock options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

    (c) Any such adjustment in the shares of Stock or other securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to preserve, without exceeding, the value of such Director Option.

    (d) If, by reason of a Change in Capitalization, a grantee of Restricted Stock shall be entitled to, or an Optionee shall be entitled to exercise an Option or Stock Appreciation rights with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Restricted Stock, or shares of Stock subject to the Option or Stock Appreciation Rights, as the case may be, prior to such Change in Capitalization.

SECTION 5. DURATION OF PLAN.

    5.1 DURATION OF PLAN. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Subsection 13.3 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option or Restricted Stock may be granted under the Plan on or after May 14, 2006.

SECTION 6. OPTION GRANTS FOR ELIGIBLE DIRECTORS.

    6.1  GRANT.

    (a) Initial Grant. An initial grant of Director Options shall be made to each Eligible Director upon the date the individual becomes an Eligible Director (an "Initial Grant").

    (b) Annual Grant. Director Options shall be granted in each year that the Plan is in effect to (i) each Eligible Director who participated in the Salant Corporation 1993 Stock Plan (the "1993 Stock Plan") on each anniversary (or the next business day if such anniversary is not a business day) of October 20, 1993, the "First Initial Grant Date," under the 1993 Stock Plan, and (ii) each other Eligible Director on each anniversary (or the next business day if such anniversary is not a business day) of his Initial Grant (each an "Annual Grant"); provided, however, that no Annual Grant shall be made to an Eligible Director unless such person has been a director of the Company for at least six months prior to the date of grant.

    6.2 OPTION AGREEMENT. Each Director Option shall be evidenced by an Option Agreement that shall reflect the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains, all as specified in this
Section 6, and such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeitures or termination of such Director Options. Director Options shall be nonstatutory stock options.

    6.3 NUMBER OF SHARES. Each Initial Grant shall be in respect of a number of shares of Stock equal to 1,000 (adjusted proportionately pursuant to Section 4.4), less any shares of Stock being made as an "Initial Grant" at the same time pursuant to Section 6.1(a) of the 1993 Stock Plan, and each Annual Grant shall be in respect of a number of shares of Stock equal to 300 (adjusted proportionately pursuant to Section 4.4), less any shares of Stock being made as an "Annual Grant" at the same time pursuant to section 6.1(b) of the 1993 Stock Plan.

    6.4 OPTION PRICE. The Option Price for shares of Stock under each Director Option shall be equal to 100% of the Fair Market Value of a share of Stock on the date the Director Option is granted.

    6.5 DURATION OF DIRECTOR OPTIONS. Director Options shall have a term of ten years following the date of grant.

    6.6 VESTING. Director Options shall be exercisable in whole or in part at any time from the date of grant thereof.

    6.7 AMENDMENTS. Notwithstanding anything in this Plan to the contrary, neither the provisions in this Section 6 nor any other provision of the Plan to the extent it relates to Director Options may be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder, if such an amendment would cause the provisions of this Plan to fail to constitute a "formula plan" for purposes of Rule 16b-3 under the Act.

SECTION 7. OPTION GRANTS FOR ELIGIBLE EMPLOYEES.

    7.1 GRANT OF EMPLOYEE OPTIONS. Subject to the provisions of Sections 4 and 5, Employee Options may be granted to Eligible Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining whether to grant Employee Options and, subject to Section 4.1, the number of Options granted to each Eligible Employee. The Committee also shall determine whether an Employee Option is to be an incentive stock option within the meaning of Section 422 of the Code or a nonstatutory stock option. Nothing in this Section 7 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in excess of the maximum established by Section 422 of the Code.

    7.2 OPTION AGREEMENT. Each Employee Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Committee shall determine.

    7.3 OPTION PRICE. The Option Price for each Employee Option shall be determined by, or in the manner specified by, the Committee; provided, that no incentive stock option granted pursuant to the Plan shall have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted (110% of Fair Market Value in the case of an incentive stock option granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the company or any Subsidiary (a "Ten Percent Stockholder")).

    7.4 DURATION OF EMPLOYEE OPTIONS. Each Employee Option shall expire at such time as the Committee shall determine at the time it is granted; provided, however, that no Employee Option shall be exercisable later than the tenth anniversary date of its grant (the fifth anniversary in the case of an incentive stock option granted to a Ten Percent Stockholder).

    7.5 EXERCISE OF EMPLOYEE OPTIONS. Employee Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the committee shall in each instance approve, which need not be the same for all Eligible Employees.

SECTION 8. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

    8.1 EXERCISE. Options shall be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Option is being exercised. If requested by the Committee, the Optionee shall deliver the agreement evidencing the Option being exercised to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such agreement to the Optionee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures as are, from time to time, deemed acceptable by the Committee.

    8.2 PAYMENT. The Option price upon exercise of any Option shall be payable to the Company in full either (i) in cash or its equivalent, or (ii) in the case of Employee Options, at the discretion of the Committee, and in the case of Director Options, in all instances by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option Price or (iii) by a combination of (i) and (ii). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

    8.3 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

    8.4 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event the employment of the Optionee is terminated by reason of death or Disability, the Committee may provide in the Option Agreement, and in the event the service as an Eligible Director is terminated by reason of death, the Option Agreement shall provide, that any outstanding Options granted to the Optionee shall become immediately exercisable and shall thereafter be fully exercisable at any time prior to the expiration date of the Options or within twelve months after the date of death or Disability, whichever period is the shorter. In the event the employment of an Optionee who is an Employee is terminated by reason of death or Disability and the Committee has made no special provision in the Option Agreement, the rights under any then outstanding Option granted to the Optionee pursuant to the Plan shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Option or sixty days after such date of termination of employment, whichever first occurs.

    8.5 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event the employment of the Optionee is terminated by reason of Retirement, the rights under any then outstanding Employee Option granted to the Optionee pursuant to the Plan shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Option or three months after such date of termination of employment, whichever first occurs, subject to such exceptions applicable only to Employee Options (which shall be set forth in the Option Agreement) as the Committee may, in its sole discretion, approve.

    8.6 TERMINATION OF EMPLOYMENT OTHER THAN FOR DEATH, DISABILITY OR RETIREMENT. If the employment of the Optionee shall terminate for any reason other than death, Disability or Retirement or, in the event the service of an Eligible Director is terminated for any reason other than death, the rights under any then outstanding Option granted to the Optionee pursuant to the Plan shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Option or sixty days after such date of termination of employment or service, whichever first occurs, subject to such exceptions applicable only to Employee Options (which shall be set forth in the Option Agreement) as the Committee may, in its sole discretion, approve. Notwithstanding the foregoing, if the employment of the Optionee is terminated by the Company for Cause, any then outstanding Option granted to the Optionee pursuant to the Plan shall terminate immediately upon the termination of employment; provided, that with respect to Employee Options, the Committee may, in its sole discretion, waive, in whole or in part, the automatic forfeiture of such Employee Options and may set forth such waiver or condition in the Option Agreement or at any other time, including following the termination of employment.

    8.7 NONTRANSFERABILITY AND EXERCISABILITY OF OPTIONS. Unless, in the case of an Employee Option, set forth in the Option Agreement at the time of grant or at any time thereafter, an Option granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution of pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). Further, all Options granted to an Optionee under the Plan shall be exercisable during his lifetime only by such Optionee. Notwithstanding any provision of the Plan to the contrary, no Option shall be exercisable prior to the time a registration statement under the Securities Act of 1933 is effective with respect to the shares of Stock issuable upon the exercise of such Option.

    8.8 MODIFICATION. Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the agreement granting such Option without the Optionee's consent.

SECTION 9. STOCK APPRECIATION RIGHTS.

    9.1 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, in connection with the grant of an Employee Option, grant to the Optionee Stock Appreciation Rights, the terms and conditions of which shall be set forth in an Option Agreement. A Stock Appreciation Right shall cover the same shares of Stock covered by the Option (or such lesser number of shares of Stock as the Committee may determine) and shall, except as provided in this Section 9, be subject to the same terms and conditions as the related Option. Stock Appreciation Rights shall be subject to the following terms and provisions:

        (a) A Stock Appreciation Right may be granted:

           (i) either at the time of grant, or at any time thereafter during the term of the Option if related to a nonstatutory stock option; or

           (ii) only at the time of grant, if related to an incentive stock option.

        (b) A Stock Appreciation Right will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such Stock Appreciation Right over the purchase price of a share of Stock under the related Option, by (ii) the number of shares as to which such Stock Appreciation Right has been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the agreement evidencing the Stock Appreciation Right at the time it is granted.

        (c) A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the purchase price of a share of Stock specified in the related Option.

        (d) Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Stock as to which the Option is exercised or surrendered.

        (e) Stock Appreciation Rights shall be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Optionee shall deliver the agreement evidencing the Stock Appreciation Right being exercised and the agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Optionee.

        (f) Payment of the amount determined under Subsection (b) may be made in the discretion of the Committee, solely in whole shares of Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Stock. If the Committee decides to make full payment in Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

        (g) Subject to the terms of the Plan, the Committee may modify outstanding awards of Stock Appreciation Rights or accept the surrender of outstanding awards of Stock Appreciation Rights (to the extent not exercised) and grant new awards in substitution for them. Notwithstanding the foregoing, no modification of an award of Stock Appreciation Rights shall adversely alter or impair any rights or obligations under the agreement granting such Stock Appreciation Rights without the Optionee's consent.

SECTION 10. RESTRICTED STOCK.

    10.1 GRANT OF RESTRICTED STOCK. Subject to the provisions of Sections 4 and 5, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Eligible Employees and in such amount as it shall determine in its sole discretion. Each grant of Restricted Stock shall be in writing.

    10.2 TRANSFERABILITY. Except as provided in this Section 10, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant.

    10.3 OTHER RESTRICTIONS. The Committee may impose such other restrictions on any shares of Restricted Stock granted to any Eligible Employee pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may place a legend on the certificated representing Restricted Stock to give appropriate notice of such restrictions.

    10.4 CERTIFICATE LEGEND. In addition to any legends placed on certificated pursuant to Subsection 10.3 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set for the in the Salant Corporation 1996 Stock Plan, the rules of administration adopted pursuant to
    such Plan and a Restricted Stock grant dated                     . A copy of
    the Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of Salant Corporation."

    10.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Section 10, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Eligible Employee after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Eligible Employee shall be entitled to have the legend required by Subsection 10.4 removed from his Stock certificate.

    10.6 VOTING RIGHTS. During the Period of Restriction, Eligible Employees holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

    10.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Eligible Employees holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

SECTION 11. BENEFICIARY DESIGNATION.

    11.1 BENEFICIARY DESIGNATION. Subject to Sections 8.7, 9.1(c) and 10.2, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the lifetime of the Participant. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.

SECTION 12. RIGHTS OF EMPLOYEES AND DIRECTORS.

    12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company.

    12.2 PARTICIPATION. No employee shall have a right to be selected as an Eligible Employee or, having been so selected, to be selected again as an Optionee or recipient of Restricted Stock. The preceding sentence shall not be construed or applied to as to deny an employee any participation in the Plan solely on the basis that the employee was a Participant in connection with a prior grant of benefits under the Plan.

SECTION 13. ADMINISTRATION; POWERS AND DUTIES OF THE COMMITTEE.

    13.1 ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. No member of the Committee shall be personally liable for any action, determination or interpretation made or taken with respect to the Plan and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

    13.2 CHANGE IN CONTROL. Without limiting the authority of the Committee as provided herein, the Committee, either at the time Employee Options or shares of Restricted Stock are granted, or at any time thereafter, shall have the authority to accelerate in whole or in part the exercisability of Employee Options and/or the last day of the Period of Restriction upon a Change in Control. The Option Agreements and Restricted Stock grants approved by the Committee may contain provision whereby, in the event of a Change in Control, the acceleration of the exercisability of Employee Options and/or the last day of the Period of Restriction may be automatic or may be subject to the discretion of the Committee or may depend upon whether the Change in Control shall be approved by a majority of the members of the Board or such other criteria as the committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change of Control.

    13.3 AMENDMENT MODIFICATION AND TERMINATION OF PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

    No amendment, modification or termination of the Plan shall in any manner adversely affect any Options or Restricted Stock theretofore granted to any Participant under the Plan, without the consent of that Participant.

SECTION 14. TAX WITHHOLDING.

    14.1 TAX WITHHOLDING. The Company may deduct Withholding Taxes from any distribution of cash to an Eligible Employee under the Plan. Where a Participant is subject to Withholding Taxes in connection with the receipt of shares under the Plan pursuant to an Option exercise or the vesting of Restricted Stock, the Participant must pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of the shares. Payment of the Withholding Taxes to the Company prior to the issuance, or release from escrow, of the shares. Payment of the Withholding Taxes will be made, as determined by the Stock Plan Committee in its discretion, in one of or a combination of the following forms: (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Participant prior to that time and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making an election, which may be accepted or rejected by the Stock Plan Committee, to have withheld a portion of the shares then issuable or to be released to the Participant having a Fair Market Value equal to the Withholding Taxes.

SECTION 15. REQUIREMENTS OF LAW.

    15.1 REQUIREMENTS OF LAW. The granting of Options or Restricted Stock, and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    15.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.